Exhibit 99
FORM 4 JOINT FILER INFORMATION

Name of
“Reporting Persons”:	WI Harper Group, Inc.
International Network Capital Global Fund
International Network Capital Global Investment Limited
International Network Capital Corp.
International Network Capital LDC
Beijing Technology Development Fund (Cayman) LDC
Springboard-Harper Technology Fund PTE Ltd.
Springboard-Harper Investment (Cayman) Ltd.
Springboard-Harper Technology Fund (Cayman) Ltd.

Address:	50 California Street, Suite 2920
San Francisco, California 94111

Designated Filer:	WI Harper Group, Inc.

Issuer and
Ticker Symbol:	DivX, Inc. (DIVX)

Date of Event:	March 21, 2007
This statement on Form 4 is filed by WI Harper Group, Inc., International Network Capital Global Fund, International Network Capital Global Investment Limited, International Network Capital Corp, International Network Capital LDC, Beijing Technology Development Fund (Cayman) LDC, Springboard-Harper Technology Fund PTE Ltd., Springboard-Harper Investment (Cayman) Ltd. and Springboard-Harper Technology Fund (Cayman) Ltd. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the United States Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement. The Reporting Persons disclaim beneficial ownership of the securities listed herein except to the extent of their proportionate pecuniary interest therein.

WI Harper Group, Inc.

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Chairman

International Network Capital Global Fund

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

International Network Capital Global Investment Limited

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

International Network Capital Corp

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

International Network Capital LDC

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

Beijing Technology Development Fund (Cayman) LDC

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

Springboard-Harper Technology Fund PTE Ltd.

By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

Springboard-Harper Investment (Cayman) Ltd.
By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

Springboard-Harper Technology Fund (Cayman) Ltd.
By:	/s/ Peter Liu	Date: 03/23/2007

Name: Peter Liu
Title: Director

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